UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 1, 2016

Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

300 Brickstone Square, Suite 201

Andover, MA 01810

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (978) 662-5245

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On April 1, 2016, Sycamore Networks, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective as of that same date. The dismissal of PwC was approved, after careful deliberation, by the Board of Directors of the Company (the “Board”) following a process to review which audit firm would serve as the Company’s independent registered public accounting firm.

PwC’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended July 31, 2014 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports indicated that the Company changed its basis of accounting for periods subsequent to March 23, 2013 from the going concern basis to a liquidation basis.

During the fiscal years ended July 31, 2014 and 2015, and the subsequent interim period through April 1, 2016, there were (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the consolidated financial statements for such fiscal years, and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC with a copy of this Current Report on Form 8-K prior to its filing with the United States Securities and Exchange Commission (“SEC”) and requested that PwC furnish the Company with a letter addressed to the SEC stating whether PwC agrees with the above statements in this Item 4.01(a). A copy of PwC’s letter, dated April 7, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of new independent registered public accounting firm.

On April 1, 2016, the Board approved the appointment of Moody, Famiglietti & Andronico, LLP (“MFA”) as the Company’s independent registered public accounting firm commencing for its quarter ending April 30, 2016 and its fiscal year ending July 31, 2016.

In connection with the Company’s appointment of MFA as the Company’s independent registered accounting firm, the Company has not consulted MFA on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter to SEC from PwC, dated April 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

By:	/s/ David Guerrera
David Guerrera
President, General Counsel and Secretary (Duly Authorized Officer and Principal Executive Officer)

Dated: April 7, 2016